UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4173

John Hancock Investors Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock
MUTUAL FUNDS

John Hancock
Investors Trust

Annual Report
10.31.12

Ticker | **JHI**

Management’s discussion of

Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. bonds posted positive returns overall for the 12 months ended October 31, 2012. In the first half of the reporting period, the U.S. economy showed marked signs of improvement, and European authorities took steps to ease the Continent’s persistent sovereign debt crisis. In this environment, corporate bonds and commercial mortgage-backed securities led a broad bond market rally. Over the last half of the reporting period, weaker economic data and worsening debt problems in Europe led to a flight to quality in the bond market, sending U.S. Treasury yields down to historically low levels. However, corporate bonds and other credit-related securities also continued to rally as investors sought out higher-yielding investments in a low interest-rate environment. For the full 12-month period ended October 31, 2012, corporate bonds (especially high yield) performed best, while U.S Treasury securities lagged.

For the year ended October 31, 2012, John Hancock Investors Trust produced a total return of 16.14% at net asset value (NAV) and 11.13% at market price. By comparison, the average leveraged closed-end investment-grade bond fund tracked by UBS Securities LLC returned 14.72% at NAV and 18.51% at market price. The Fund’s benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which is unleveraged and does not include below investment-grade bonds, returned 5.90%. The Fund’s outperformance of its benchmark index was driven primarily by sector allocation, particularly overweight positions in commercial mortgage-backed securities and corporate bonds, which were the top performing segments of the bond market during the reporting period. A heavy emphasis on high-yield bonds within the corporate sector also added value versus the benchmark, as did an underweight position in Treasury bonds. During the period, we selectively added a number of corporate bonds issued by companies in emerging markets, which we believe in many cases offer stronger balance sheets, more attractive valuations and higher yields than U.S. corporate securities with comparable credit ratings.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major factors in the Fund’s performance are interest-rate and credit risk. When interest rates rise, bond prices usually fall. Higher-yielding bonds are riskier than lower-yielding bonds, and their value may fluctuate more in response to market conditions.

6	Investors Trust | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	64.8%	Preferred Securities	0.9%

U.S. Government Agency	13.6%	Term Loans	0.8%

Collateralized Mortgage Obligations	6.8%	Convertible Bonds	0.7%

U.S. Government	5.7%	Common Stocks	0.6%

Asset-Backed Securities	2.4%	Capital Preferred Securities	0.3%

Foreign Government Obligations	2.3%	Short-Term Investments	1.1%

Quality Composition[1,2]

U.S. Government	5.7%	B	26.8%

U.S. Government Agency	13.6%	CCC & Below	13.1%

AAA	3.1%	Not Rated	0.4%

AA	1.5%	Preferred Securities	0.9%

A	6.8%	Equity	0.6%

BBB	15.3%	Short-Term Investments	1.1%

BB	11.1%

1 As a percentage of the Fund’s total investments on 10-31-12.
2 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 10-31-12 and do not reflect subsequent downgrades or upgrades, if any.

Annual report | Investors Trust	7

Fund’s investments

As of 10-31-12

		Maturity
	Rate (%)	date	Par value	Value

Corporate Bonds 95.2% (64.8% of Total Investments)				$167,841,189

(Cost $158,295,712)

Consumer Discretionary 14.2%				24,962,597

Auto Components 0.3%

Allison Transmission, Inc. (S)(Z)	7.125	05-15-19	$550,000	585,055

Automobiles 0.1%

Chrysler Group LLC (Z)	8.250	06-15-21	240,000	256,500

Hotels, Restaurants & Leisure 3.1%

Downstream Development Authority of the
Quapaw Tribe of Oklahoma (S)(Z)	10.500	07-01-19	1,000,000	1,080,000

Greektown Superholdings, Inc. (Z)	13.000	07-01-15	2,179,000	2,339,701

Little Traverse Bay Bands of Odawa Indians (S)	9.000	08-31-20	328,000	305,040

Mashantucket Western Pequot Tribe,
Series A (H)(S)	8.500	11-15-15	1,625,000	195,000

Mohegan Tribal Gaming Authority, PIK (S)	11.000	09-15-18	1,000,000	741,250

Waterford Gaming LLC (S)	8.625	09-15-14	695,903	378,919

Yonkers Racing Corp. (S)(Z)	11.375	07-15-16	351,000	372,060

Household Durables 1.3%

Corporacion GEO SAB de CV (S)	8.875	03-27-22	1,000,000	1,057,500

Desarrolladora Homex SAB de CV (S)	9.750	03-25-20	1,000,000	1,010,000

Standard Pacific Corp. (Z)	8.375	05-15-18	140,000	163,100

Leisure Equipment & Products 0.3%

Easton-Bell Sports, Inc. (Z)	9.750	12-01-16	465,000	501,042

Media 4.8%

Cinemark USA, Inc. (Z)	7.375	06-15-21	365,000	402,413

Cinemark USA, Inc. (Z)	8.625	06-15-19	245,000	271,338

Clear Channel Communications, Inc. (Z)	10.750	08-01-16	1,385,000	1,024,900

Clear Channel Communications, Inc., PIK (Z)	11.000	08-01-16	1,806,617	1,336,897

DIRECTV Holdings LLC (Z)	5.875	10-01-19	355,000	424,380

News America, Inc. (Z)	7.750	01-20-24	980,000	1,253,065

Time Warner Cable, Inc. (Z)	8.250	04-01-19	375,000	506,697

Videotron, Ltd. (Z)	6.375	12-15-15	300,000	305,250

WMG Acquisition Corp. (Z)	11.500	10-01-18	685,000	772,338

XM Satellite Radio, Inc. (S)(Z)	7.625	11-01-18	2,000,000	2,210,000

Multiline Retail 2.1%

Lotte Shopping Company, Ltd. (S)(Z)	3.375	05-09-17	1,400,000	1,459,119

Macy’s Retail Holdings, Inc. (Z)	7.875	08-15-36	215,000	230,183

Michaels Stores, Inc. (Z)	11.375	11-01-16	1,975,000	2,061,406

8	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Specialty Retail 1.8%

Automotores Gildemeister SA (S)(Z)	8.250	05-24-21	$720,000	$777,600

Hillman Group, Inc. (Z)	10.875	06-01-18	290,000	314,650

Party City Holdings, Inc. (S)(Z)	8.875	08-01-20	1,000,000	1,062,500

Sonic Automotive, Inc. (Z)	9.000	03-15-18	145,000	157,869

Staples, Inc. (Z)	9.750	01-15-14	500,000	549,231

Toys R Us Property Company II LLC (Z)	8.500	12-01-17	225,000	241,594

Textiles, Apparel & Luxury Goods 0.4%

PVH Corp. (Z)	7.375	05-15-20	550,000	616,000

Consumer Staples 4.7%				8,356,719

Beverages 2.5%

Ajecorp BV (S)(Z)	6.500	05-14-22	1,000,000	1,092,500

Anadolu Efes Biracilik Ve Malt Sanayii AS (S)	3.375	11-01-22	1,400,000	1,358,000

Corporacion Lindley SA (S)	6.750	11-23-21	245,000	282,608

SABMiller Holdings, Inc. (S)(Z)	3.750	01-15-22	1,500,000	1,648,209

Food Products 1.2%

Bunge Ltd. Finance Corp. (Z)	5.350	04-15-14	1,015,000	1,073,852

Corporacion Pesquera Inca SAC (S)(Z)	9.000	02-10-17	350,000	376,250

Marfrig Holding Europe BV (S)(Z)	8.375	05-09-18	600,000	519,000

TreeHouse Foods, Inc. (Z)	7.750	03-01-18	175,000	191,625

Household Products 0.4%

Reynolds Group Issuer, Inc. (Z)	8.500	05-15-18	390,000	388,050

Yankee Candle Company, Inc.	8.500	02-15-15	20,000	20,175

Yankee Candle Company, Inc., Series B (Z)	9.750	02-15-17	315,000	327,206

Personal Products 0.1%

Revlon Consumer Products Corp. (Z)	9.750	11-15-15	185,000	194,944

Tobacco 0.5%

Lorillard Tobacco Company (Z)	6.875	05-01-20	720,000	884,300

Energy 16.6%				29,276,358

Energy Equipment & Services 3.7%

Astoria Depositor Corp., Series B (S)	8.144	05-01-21	750,000	705,000

Forbes Energy Services, Ltd. (Z)	9.000	06-15-19	295,000	273,613

Gazprom OAO Via RBS AG (S)(Z)	9.625	03-01-13	1,000,000	1,023,500

Inkia Energy, Ltd. (S)	8.375	04-04-21	1,400,000	1,561,000

Offshore Group Investments, Ltd.	11.500	08-01-15	2,475,000	2,719,406

Trinidad Drilling, Ltd. (S)(Z)	7.875	01-15-19	265,000	284,213

Oil, Gas & Consumable Fuels 12.9%

Afren PLC (S)(Z)	10.250	04-08-19	2,000,000	2,290,000

Afren PLC (S)(Z)	11.500	02-01-16	2,000,000	2,280,000

Alpha Natural Resources, Inc. (Z)	6.250	06-01-21	740,000	643,800

CNOOC Finance 2012, Ltd. (S)(Z)	5.000	05-02-42	1,000,000	1,156,588

Devon Energy Corp. (Z)	5.625	01-15-14	1,035,000	1,097,760

DTEK Finance BV (S)	9.500	04-28-15	1,000,000	1,010,600

EV Energy Partners LP (Z)	8.000	04-15-19	405,000	426,263

Georgian Oil and Gas Corp. (S)(Z)	6.875	05-16-17	1,500,000	1,548,750

Linn Energy LLC (Z)	8.625	04-15-20	390,000	426,563

McMoRan Exploration Company (Z)	11.875	11-15-14	1,100,000	1,155,000

See notes to financial statements	Annual report | Investors Trust	9

		Maturity
	Rate (%)	date	Par value	Value
Oil, Gas & Consumable Fuels (continued)

Niska Gas Storage US LLC (Z)	8.875	03-15-18	$565,000	$586,188

Pan American Energy LLC (S)(Z)	7.875	05-07-21	1,100,000	902,000

Petrobras International Finance Company (Z)	5.375	01-27-21	500,000	566,569

Petroleos Mexicanos (Z)	4.875	03-15-15	1,000,000	1,070,000

Plains All American Pipeline LP (Z)	6.500	05-01-18	1,000,000	1,225,590

RDS Ultra-Deepwater, Ltd. (S)(Z)	11.875	03-15-17	1,250,000	1,409,375

Regency Energy Partners LP (Z)	9.375	06-01-16	741,000	802,133

Thermon Industries, Inc. (Z)	9.500	05-01-17	1,131,000	1,255,410

Transportadora de Gas Internacional SA ESP (S)	5.700	03-20-22	1,500,000	1,672,500

Valero Energy Corp. (Z)	4.500	02-01-15	205,000	221,067

Valero Energy Corp. (Z)	6.125	02-01-20	205,000	253,032

W&T Offshore, Inc. (S)	8.500	06-15-19	150,000	157,875

W&T Offshore, Inc. (Z)	8.500	06-15-19	525,000	552,563

Financials 19.6%				34,638,344

Capital Markets 2.5%

Morgan Stanley (Z)	3.800	04-29-16	1,000,000	1,040,267

Morgan Stanley (Z)	6.000	04-28-15	1,000,000	1,089,140

The Goldman Sachs Group, Inc. (Z)	6.150	04-01-18	1,000,000	1,170,546

The Goldman Sachs Group, Inc. (Z)	6.250	09-01-17	1,000,000	1,174,587

Commercial Banks 6.5%

Banco Bradesco SA (S)(Z)	5.750	03-01-22	500,000	540,000

Banco de Galicia y Buenos Aires (S)(Z)	8.750	05-04-18	410,000	317,750

Banco do Brasil SA (S)	5.875	01-19-23	1,000,000	1,105,000

Bancolombia SA (Z)	5.950	06-03-21	860,000	993,300

Barclays Bank PLC (S)(Z)	6.050	12-04-17	1,595,000	1,741,341

BBVA Bancomer SA (S)(Z)	6.500	03-10-21	1,000,000	1,141,250

GTB Finance B.V. (S)(Z)	7.500	05-19-16	285,000	308,627

National City Bank of Indiana (Z)	4.250	07-01-18	2,000,000	2,218,712

Sberbank of Russia (S)(Z)	6.125	02-07-22	1,000,000	1,119,030

State Bank of India/London (S)(Z)	4.500	07-27-15	500,000	525,010

Turkiye Is Bankasi (S)	6.000	10-24-22	400,000	408,000

VTB Bank OJSC (9.500% to 12-6-22, then
10 Year U.S. Treasury + 8.067%) (Q)(S)	9.500	12-06-22	1,000,000	1,006,599

Consumer Finance 0.9%

American Express Credit Corp. (Z)	5.125	08-25-14	1,000,000	1,079,527

SLM Corp. (Z)	8.450	06-15-18	485,000	576,389

Diversified Financial Services 3.1%

Alfa Bank OJSC (S)(Z)	7.750	04-28-21	300,000	326,640

Bank of Ceylon (S)(Z)	6.875	05-03-17	1,000,000	1,072,500

Corp Andina de Fomento (Z)	3.750	01-15-16	690,000	724,458

Gruposura Finance (S)(Z)	5.700	05-18-21	440,000	490,600

Intercorp Retail Trust (S)(Z)	8.875	11-14-18	305,000	347,700

JPMorgan Chase & Company (Z)	3.450	03-01-16	2,000,000	2,127,644

Nationstar Mortgage LLC (Z)	10.875	04-01-15	375,000	405,469

Insurance 2.0%

CNA Financial Corp. (Z)	7.350	11-15-19	655,000	820,266

Liberty Mutual Group, Inc. (S)(Z)	6.500	05-01-42	230,000	261,458

10	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Insurance (continued)

Lincoln National Corp. (7.000% to 5-17-16,
then 3 month LIBOR + 2.358%) (Z)	7.000	05-17-66	$370,000	$379,250

MetLife, Inc. (Z)	6.817	08-15-18	1,000,000	1,263,185

Symetra Financial Corp. (8.300% to 10-15-17,
then 3 month LIBOR + 4.177%) (S)(Z)	8.300	10-15-37	520,000	535,600

Willis North America, Inc. (Z)	7.000	09-29-19	215,000	260,077

Investment Companies 0.7%

IPIC GMTN, Ltd. (S)(Z)	5.500	03-01-22	1,000,000	1,152,500

Real Estate Investment Trusts 1.2%

DuPont Fabros Technology LP (Z)	8.500	12-15-17	350,000	385,000

Health Care REIT, Inc. (Z)	6.200	06-01-16	345,000	395,686

Plum Creek Timberlands LP (Z)	5.875	11-15-15	345,000	379,457

Servicios Corporativos Javer SAPI de CV (S)	9.875	04-06-21	1,000,000	1,020,000

Real Estate Management & Development 2.7%

Country Garden Holdings Company, Ltd. (S)	11.125	02-23-18	1,000,000	1,122,500

General Shopping Investments, Ltd.
(12.000% to 3-20-17, then 5 Year
USGG + 11.052%) (Q)(S)	12.000	03-20-17	500,000	440,000

Realogy Corp. (Z)	11.500	04-15-17	1,095,000	1,182,600

Realogy Corp. (Z)	12.000	04-15-17	1,843,221	1,990,679

Health Care 2.0%				3,421,429

Health Care Providers & Services 1.5%

AmerisourceBergen Corp. (Z)	3.500	11-15-21	1,000,000	1,094,239

BioScrip, Inc. (Z)	10.250	10-01-15	510,000	545,700

Emergency Medical Services Corp. (Z)	8.125	06-01-19	100,000	106,000

ExamWorks Group, Inc. (Z)	9.000	07-15-19	680,000	714,000

HCA, Inc. (Z)	7.500	02-15-22	130,000	145,275

Pharmaceuticals 0.5%

Catalent Pharma Solutions, Inc. (P)(Z)	9.500	04-15-15	432,268	443,615

Endo Health Solutions, Inc. (Z)	7.250	01-15-22	345,000	372,600

Industrials 8.3%				14,659,979

Aerospace & Defense 0.6%

Ducommun, Inc.	9.750	07-15-18	160,000	169,200

Kratos Defense & Security Solutions, Inc. (Z)	10.000	06-01-17	400,000	432,000

TransDigm, Inc. (Z)	7.750	12-15-18	495,000	545,738

Airlines 3.7%

America West Airlines 2001-1 Pass Through
Trust (Z)	7.100	04-02-21	404,427	424,648

American Airlines 2011-1 Class B Pass Through
Trust (S)	7.000	01-31-18	1,257,119	1,283,833

Continental Airlines 1999-1 Class A Pass
Through Trust (Z)	6.545	02-02-19	205,712	226,283

Continental Airlines 2000-2 Class B Pass
Through Trust	8.307	04-02-18	113,673	120,493

Delta Air Lines 2007-1 Class A Pass Through
Trust (Z)	6.821	08-10-22	660,016	741,660

Global Aviation Holdings, Inc. (H)	14.000	08-15-13	1,263,000	361,534

TAM Capital 3, Inc. (S)(Z)	8.375	06-03-21	505,000	558,025

TAM Capital, Inc. (Z)	7.375	04-25-17	860,000	939,550

See notes to financial statements	Annual report | Investors Trust	11

		Maturity
	Rate (%)	date	Par value	Value
Airlines (continued)

UAL 2009-1 Pass Through Trust (Z)	10.400	11-01-16	$258,455	$296,914

UAL 2009-2A Pass Through Trust (Z)	9.750	01-15-17	570,093	659,882

United Air Lines, Inc. (S)(Z)	12.000	11-01-13	820,000	840,500

Building Products 0.3%

Euramax International, Inc. (Z)	9.500	04-01-16	120,000	110,400

Nortek, Inc. (Z)	8.500	04-15-21	235,000	252,625

Voto-Votorantim Overseas Trading
Operations NV (S)(Z)	6.625	09-25-19	160,000	188,000

Commercial Services & Supplies 0.9%

Garda World Security Corp. (S)(Z)	9.750	03-15-17	765,000	808,031

Iron Mountain, Inc. (Z)	8.375	08-15-21	760,000	839,800

Construction & Engineering 0.7%

Aeropuertos Argentina 2000 SA (S)	10.750	12-01-20	1,395,000	1,300,838

Electrical Equipment 0.7%

Coleman Cable, Inc. (Z)	9.000	02-15-18	295,000	314,175

WPE International Cooperatief UA (S)	10.375	09-30-20	1,000,000	860,000

Industrial Conglomerates 0.2%

Hutchison Whampoa International, Ltd. (S)(Z)	4.625	09-11-15	385,000	418,606

Machinery 0.2%

Thermadyne Holdings Corp. (Z)	9.000	12-15-17	260,000	274,300

Marine 0.1%

Navios South American Logistics, Inc.	9.250	04-15-19	200,000	189,500

Road & Rail 0.9%

Avis Budget Car Rental LLC (Z)	9.625	03-15-18	345,000	384,244

Georgian Railway JSC (S)	7.750	07-11-22	1,000,000	1,119,200

Information Technology 1.8%				3,173,475

Computers & Peripherals 0.3%

Seagate HDD Cayman (Z)	7.000	11-01-21	565,000	590,425

Electronic Equipment, Instruments & Components 1.1%

CDW LLC (Z)	8.000	12-15-18	500,000	546,250

Freescale Semiconductor, Inc. (S)(Z)	9.250	04-15-18	290,000	310,300

Viasystems, Inc. (S)(Z)	7.875	05-01-19	1,000,000	977,500

IT Services 0.4%

Brightstar Corp. (S)	9.500	12-01-16	700,000	749,000

Materials 13.4%				23,658,283

Chemicals 1.3%

American Pacific Corp. (Z)	9.000	02-01-15	350,000	354,813

Braskem Finance, Ltd. (S)(Z)	5.750	04-15-21	200,000	220,000

Fufeng Group, Ltd. (S)(Z)	7.625	04-13-16	985,000	960,375

Mexichem SAB de CV (S)	4.875	09-19-22	750,000	793,125

Construction Materials 3.3%

Cemex Finance LLC (S)	9.375	10-12-22	1,000,000	1,045,000

Cemex Finance LLC (S)(Z)	9.500	12-14-16	1,000,000	1,061,250

Cemex SAB de CV (S)(Z)	9.000	01-11-18	1,000,000	1,037,500

China Shanshui Cement Group, Ltd. (S)(Z)	8.500	05-25-16	350,000	360,500

Magnesita Finance, Ltd. (Q)(S)	8.625	04-05-17	1,000,000	1,054,880

12	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Construction Materials (continued)

Votorantim Cimentos SA (S)	7.250	04-05-41	$1,000,000	$1,130,000

Vulcan Materials Company (Z)	7.500	06-15-21	120,000	135,600

Containers & Packaging 2.6%

AEP Industries, Inc. (Z)	8.250	04-15-19	355,000	376,300

Berry Plastics Corp. (Z)	8.250	11-15-15	770,000	804,650

Berry Plastics Corp. (Z)	9.750	01-15-21	500,000	567,500

Cascades, Inc. (Z)	7.875	01-15-20	240,000	254,400

Graphic Packaging International, Inc. (Z)	7.875	10-01-18	236,000	260,780

Graphic Packaging International, Inc. (Z)	9.500	06-15-17	185,000	202,113

Pretium Packaging LLC	11.500	04-01-16	160,000	164,000

Sealed Air Corp. (S)(Z)	8.375	09-15-21	1,500,000	1,650,000

Tekni-Plex, Inc. (S)	9.750	06-01-19	275,000	294,250

Metals & Mining 5.5%

AngloGold Ashanti Holdings PLC (Z)	5.125	08-01-22	1,000,000	1,018,889

APERAM (S)(Z)	7.750	04-01-18	300,000	246,000

CSN Islands XI Corp. (S)(Z)	6.875	09-21-19	250,000	288,125

Essar Steel Algoma, Inc. (S)(Z)	9.375	03-15-15	500,000	471,250

Evraz Group SA (S)	6.750	04-27-18	500,000	503,750

First Quantum Minerals, Ltd. (S)	7.250	10-15-19	1,500,000	1,530,000

Gerdau Holdings, Inc. (S)(Z)	7.000	01-20-20	360,000	423,360

Metinvest BV (S)(Z)	8.750	02-14-18	555,000	532,661

Midwest Vanadium Pty, Ltd. (S)	11.500	02-15-18	1,000,000	600,000

Rain CII Carbon LLC (S)	8.000	12-01-18	945,000	963,900

Rio Tinto Finance USA, Ltd. (Z)	7.125	07-15-28	710,000	975,609

SunCoke Energy, Inc. (Z)	7.625	08-01-19	105,000	107,363

Teck Resources, Ltd.	10.750	05-15-19	120,000	144,497

Vedanta Resources PLC (S)(Z)	8.250	06-07-21	795,000	816,863

Winsway Coking Coal Holding, Ltd. (S)(Z)	8.500	04-08-16	1,425,000	1,132,875

Paper & Forest Products 0.7%

Boise Paper Holdings LLC (Z)	8.000	04-01-20	515,000	563,925

Resolute Forest Products (Z)	10.250	10-15-18	537,000	612,180

Telecommunication Services 11.5%				20,218,949

Diversified Telecommunication Services 5.4%

Axtel SAB de CV (S)(Z)	7.625	02-01-17	810,000	453,600

Axtel SAB de CV (S)(Z)	9.000	09-22-19	260,000	145,600

Cincinnati Bell, Inc. (Z)	8.750	03-15-18	540,000	545,400

Frontier Communications Corp. (Z)	7.125	03-15-19	530,000	569,750

Frontier Communications Corp. (Z)	8.750	04-15-22	435,000	501,338

GTP Acquisition Partners I LLC (S)	7.628	06-15-16	620,000	643,662

GXS Worldwide, Inc. (Z)	9.750	06-15-15	430,000	445,050

Intelsat Luxembourg SA (Z)	11.250	02-04-17	1,470,000	1,543,500

Intelsat Luxembourg SA, PIK (Z)	11.500	02-04-17	390,000	410,475

Sable International Finance, Ltd. (S)(Z)	7.750	02-15-17	250,000	267,500

Satmex Escrow SA de CV	9.500	05-15-17	1,404,000	1,488,240

Wind Acquisition Finance SA (S)	7.250	02-15-18	1,000,000	975,000

Wind Acquisition Finance SA (S)	11.750	07-15-17	1,000,000	975,000

Wind Acquisition Holdings Finance SA, PIK (S)	12.250	07-15-17	530,625	451,031

See notes to financial statements	Annual report | Investors Trust	13

		Maturity
	Rate (%)	date	Par value	Value
Wireless Telecommunication Services 6.1%

CC Holdings GS V LLC (S)(Z)	7.750	05-01-17	$410,000	$436,650

Clearwire Communications LLC (S)	12.000	12-01-17	2,000,000	2,215,000

Colombia Telecomunicaciones SA ESP (S)(Z)	5.375	09-27-22	1,000,000	1,022,500

Crown Castle Towers LLC (S)(Z)	4.883	08-15-20	750,000	856,367

Digicel Group, Ltd. (S)(Z)	8.250	09-30-20	265,000	285,538

Nextel Communications, Inc. (Z)	7.375	08-01-15	696,000	696,870

NII Capital Corp. (Z)	10.000	08-15-16	320,000	317,600

SBA Tower Trust (S)	2.933	12-15-17	380,000	389,704

SBA Tower Trust (S)	5.101	04-17-17	580,000	644,074

Sprint Nextel Corp. (Z)	11.500	11-15-21	2,150,000	2,859,500

VimpelCom Holdings BV (S)	7.504	03-01-22	1,000,000	1,080,000

Utilities 3.1%				5,475,056

Electric Utilities 2.5%

Beaver Valley II Funding	9.000	06-01-17	298,000	305,235

BVPS II Funding Corp. (Z)	8.890	06-01-17	441,000	485,642

CE Generation LLC	7.416	12-15-18	448,400	448,961

Centrais Eletricas do Para SA (H)(S)(Z)	10.500	06-03-16	415,000	66,400

Exelon Corp. (Z)	4.900	06-15-15	1,015,000	1,115,848

FPL Energy National Wind LLC (S)	5.608	03-10-24	198,791	187,017

Israel Electric Corp., Ltd. (S)(Z)	6.700	02-10-17	1,000,000	1,094,633

PNPP II Funding Corp. (Z)	9.120	05-30-16	214,000	222,055

Texas Competitive Electric Holdings
Company LLC (S)	11.500	10-01-20	155,000	110,825

W3A Funding Corp. (Z)	8.090	01-02-17	299,538	306,020

Independent Power Producers & Energy Traders 0.6%

Listrindo Capital BV (S)	6.950	02-21-19	1,000,000	1,132,420

Convertible Bonds 1.1% (0.7% of Total Investments)				$1,984,770

(Cost $1,865,195)

Industrials 0.3%				520,707

Airlines 0.3%

United Continental Holdings, Inc. (Z)	4.500	06-30-21	550,000	520,707

Materials 0.3%				492,188

Containers & Packaging 0.3%

Owens-Brockway Glass Container, Inc. (S)(Z)	3.000	06-01-15	500,000	492,188

Telecommunication Services 0.5%				971,875

Wireless Telecommunication Services 0.5%

Clearwire Communications LLC (S)	8.250	12-01-40	1,000,000	971,875

Capital Preferred Securities (a) 0.4% (0.3% of Total Investments)				$697,697

(Cost $700,000)

Financials 0.4%				697,697

Commercial Banks 0.4%

HSBC Finance Capital Trust IX
(5.911% to 11-30-15, then 3 month
LIBOR + 1.926%) (Z)	5.911	11-30-35	700,000	697,697

14	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value

U.S. Government & Agency Obligations 28.3%
(19.3% of Total Investments)				$49,986,905

(Cost $48,448,181)

U.S. Government 8.4%				14,796,917

U.S. Treasury Bonds
Bond (Z)	3.125	02-15-42	$410,000	433,126

U.S. Treasury Notes
Note	0.625	09-30-17	9,000,000	8,964,144
Note (Z)	1.750	05-15-22	1,120,000	1,129,887
Note (Z)	2.000	04-30-16	3,460,000	3,643,003

U.S. Treasury Strips, PO (Z)	2.907	11-15-30	1,025,000	626,757

U.S. Government Agency 19.9%				35,189,988

Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (Z)	5.000	03-01-41	3,076,996	3,469,782
30 Yr Pass Thru (Z)	6.500	06-01-37	28,657	32,136
30 Yr Pass Thru (Z)	6.500	10-01-37	66,566	74,608
30 Yr Pass Thru (Z)	6.500	11-01-37	144,494	161,858
30 Yr Pass Thru (Z)	6.500	12-01-37	65,628	73,514
30 Yr Pass Thru (Z)	6.500	03-01-38	277,592	311,168

Federal National Mortgage Association
30 Yr Pass Thru	3.000	10-29-27	670,000	671,084
30 Yr Pass Thru (Z)	3.500	06-01-42	2,471,479	2,645,734
30 Yr Pass Thru (Z)	4.000	12-01-40	6,143,464	6,783,908
30 Yr Pass Thru (Z)	4.000	09-01-41	4,916,917	5,344,986
30 Yr Pass Thru (Z)	4.000	10-01-41	2,396,406	2,621,514
30 Yr Pass Thru (Z)	4.500	10-01-40	3,540,417	3,912,305
30 Yr Pass Thru (Z)	5.000	02-01-41	473,118	519,061
30 Yr Pass Thru (Z)	5.000	04-01-41	844,873	956,222
30 Yr Pass Thru (Z)	5.500	06-01-38	2,051,868	2,247,205
30 Yr Pass Thru (Z)	5.500	08-01-40	315,902	346,815
30 Yr Pass Thru (Z)	6.000	05-01-37	1,419,202	1,578,692
30 Yr Pass Thru (Z)	6.500	07-01-36	545,643	615,458
30 Yr Pass Thru (Z)	6.500	10-01-37	348,843	393,368
30 Yr Pass Thru (Z)	6.500	01-01-39	2,155,454	2,430,570

Foreign Government Obligations 3.4% (2.3% of Total Investments)				$5,972,775

(Cost $5,947,705)

Argentina 1.7%				2,919,000

City of Buenos Aires (S)(Z)	12.500	04-06-15	2,500,000	2,375,000

Provincia de Neuquen (S)	7.875	04-26-21	680,000	544,000

Georgia 0.1%				229,500
Republic of Georgia (S)(Z)	6.875	04-12-21	200,000	229,500

Peru 0.1%				254,625
Republic of Peru (Z)	7.350	07-21-25	175,000	254,625

Poland 0.7%				1,165,190
Republic of Poland (Z)	5.000	03-23-22	1,000,000	1,165,190

South Korea 0.1%				221,852
Korea Development Bank (Z)	4.375	08-10-15	205,000	221,852

Ukraine 0.7%				1,182,608
City of Kyiv (S)(Z)	9.375	07-11-16	1,285,000	1,182,608

See notes to financial statements	Annual report | Investors Trust	15

		Maturity
	Rate (%)	date	Par value	Value

Term Loans (M) 1.2% (0.8% of Total Investments)				$2,166,531

(Cost $2,175,941)

Consumer Discretionary 0.5%				891,219

PRIMEDIA, Inc.	7.500	01-12-18	$938,125	891,219

Consumer Staples 0.1%				242,051
Revlon Consumer Products Corp.	4.750	11-17-17	241,938	242,051

Health Care 0.2%				339,764
National Mentor Holdings, Inc.	7.000	02-09-17	344,750	339,764

Industrials 0.4%				693,497
Delta Air Lines, Inc.	5.500	04-20-17	691,250	693,497

Collateralized Mortgage Obligations 10.0%
(6.8% of Total Investments)				$17,558,452

(Cost $14,819,239)

Commercial & Residential 6.2%				10,809,078

American Home Mortgage Assets LLC
Series 2006-6, Class XP IO	2.149	12-25-46	6,676,655	617,591

American Tower Trust
Series 2007-1A, Class C (S)	5.615	04-15-37	195,000	200,773

Commercial Mortgage Pass Through Certificates
Series 2012-LC4, Class B (P)	4.934	12-10-44	365,000	410,100
Series 2012-LC4, Class C (P)	5.649	12-10-44	290,000	328,368

Countrywide Alternative Loan Trust
Series 2006-OA12, Class X IO	2.660	09-20-46	31,162,210	1,967,058

GSR Mortgage Loan Trust
Series 2006-4F, Class 6A1	6.500	05-25-36	2,457,709	1,846,939
Series 2004-9, Class B1 (P)	3.276	08-25-34	759,804	326,554

Harborview Mortgage Loan Trust
Series 2005-8, Class 1X IO	2.184	09-19-35	3,918,116	253,405
Series 2007-3, Class ES IO	0.350	05-19-47	7,171,688	50,919
Series 2007-4, Class ES IO	0.350	07-19-47	8,444,594	59,957
Series 2007-6, Class ES IO (S)	0.342	08-19-37	6,003,685	42,626

IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.025	10-25-36	8,604,909	622,995
Series 2005-AR18, Class 2X IO	1.676	10-25-36	8,008,268	419,073

JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2012-HSBC, Class XA IO (S)	1.431	07-05-32	3,495,000	392,772

Morgan Stanley Capital I
Series 2006-HQ10, Class AM (Z)	5.360	11-12-41	665,000	733,698
Series 2006-HQ8, Class AM (P)(Z)	5.466	03-12-44	995,000	1,091,193

WaMu Mortgage Pass Through Certificates
Series 2005-AR1, Class X IO	1.469	01-25-45	11,683,471	590,443
Series 2005-AR6, Class X IO	1.603	04-25-45	7,163,208	430,065
Series 2005-AR8, Class X IO	1.591	07-25-45	6,526,872	424,549

16	Investors Trust | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government Agency 3.8%				$6,749,374
Federal Home Loan Mortgage Corp.
Series 3830, Class NI IO	4.500	01-15-36	$3,886,490	468,149
Series 4065, Class QA	3.000	08-15-41	863,530	894,609
Series 4068, Class AP	3.500	06-15-40	1,286,380	1,378,752
Series 4068, Class BH	3.000	06-15-40	1,079,620	1,122,817
Series K017, Class X1 IO	1.457	12-25-21	2,726,483	275,876
Series K709, Class X1 IO	1.547	03-25-19	3,284,056	272,918
Series K710, Class X1 IO	1.785	05-25-19	2,487,818	243,032

Federal National Mortgage Association
Series 2012-118, Class IB IO	3.500	11-25-42	1,450,000	377,906
Series 2012-67, Class KG	3.500	02-25-41	395,410	432,620
Series 398, Class C3 IO	4.500	05-25-39	737,850	103,648
Series 402, Class 3 IO	4.000	11-25-39	765,769	99,846
Series 402, Class 4 IO	4.000	10-25-39	1,271,247	155,494
Series 407, Class 15 IO	5.000	01-25-40	1,156,896	171,052
Series 407, Class 21 IO	5.000	01-25-39	858,623	71,892
Series 407, Class 7 IO	5.000	03-25-41	873,209	153,893
Series 407, Class 8 IO	5.000	03-25-41	224,285	38,007
Series 407, Class C6 IO	5.500	01-25-40	1,843,757	296,432

Government National Mortgage Association
Series 2012-114, Class IO	1.024	01-16-53	1,997,082	192,431

Asset Backed Securities 3.5% (2.4% of Total Investments)				$6,169,851

(Cost $5,662,010)

Asset Backed Securities 3.5%				6,169,851

Ace Securities Corp.
Series 2006-ASP5, Class A2B (P)	0.341	10-25-36	152,247	68,950
Series 2006-ASP5, Class A2C (P)	0.391	10-25-36	299,629	136,577
Series 2006-ASP5, Class A2D (P)	0.471	10-25-36	572,750	263,763

Argent Securities, Inc.
Series 2006-M2, Class A2C (P)	0.361	09-25-36	1,575,277	560,106

Asset Backed Securities Corp. Home Equity
Series 2006-HE1, Class A3 (P)	0.411	01-25-36	596,389	532,454

Contimortgage Home Equity Loan Trust
Series 1995-2, Class A5	8.100	08-15-25	33,847	33,591

Countrywide Asset-Backed Certificates
Series 2006-3, Class 2A2 (P)	0.391	06-25-36	655,708	632,923

Dominos Pizza Master Issuer LLC
Series 2012-1A, Class A2 (S)	5.216	01-25-42	1,107,400	1,233,693

Home Equity Asset Trust
Series 2003-1, Class M1 (P)	1.711	06-25-33	1,049,660	891,646

Mastr Asset Backed Securities Trust
Series 2006-HE4, Class A2 (P)	0.321	11-25-36	1,762,329	708,652

Morgan Stanley ABS Capital I
Series 2006-HE4, Class A3 (P)	0.361	06-25-36	538,062	338,456

Sonic Capital LLC
Series 2011-1A, Class A2 (S)	5.438	05-20-41	689,400	769,040

See notes to financial statements	Annual report | Investors Trust	17

			Shares	Value

Common Stocks 0.8% (0.6% of Total Investments)				$1,480,254

(Cost $2,390,374)

Consumer Discretionary 0.2%				408,826

Hotels, Restaurants & Leisure 0.0%

Greektown Superholdings, Inc. (I)			977	54,907

Media 0.2%

Charter Communications, Inc., Class A (I)(Z)			4,301	332,940

Dex One Corp. (I)			20,979	20,979

Vertis Holdings, Inc. (I)			34,015	0

Materials 0.6%				1,071,428

Containers & Packaging 0.6%

Rock-Tenn Company, Class A (Z)			14,639	1,071,428

Preferred Securities (b) 1.3% (0.9% of Total Investments)				$2,256,252

(Cost $2,700,727)

Consumer Discretionary 1.0%				1,712,952

Automobiles 0.1%

General Motors Company, Series B,
4.750% (Z)			5,290	214,880

Hotels, Restaurants & Leisure 0.9%

Greektown Superholdings, Inc., Series A (I)			19,074	1,498,072

Utilities 0.3%				543,300

Electric Utilities 0.3%

PPL Corp., 9.500%			10,000	543,300

		Maturity
	Rate (%)	date	Par value	Value

Escrow Certificates 0.0% (0.0% of Total Investments)				$36,900

(Cost $0)

Materials 0.0%				36,900
Smurfit-Stone Container Corp. (I)	8.000	03-15-17	$1,640,000	36,900

18	Investors Trust | Annual report	See notes to financial statements

	Par value	Value

Short-Term Investments 1.6% (1.1% of Total Investments)		$2,800,000

(Cost $2,800,000)

Repurchase Agreement 1.6%		2,800,000
Repurchase Agreement with State Street Corp. dated 10-31-12 at
0.010% to be repurchased at $2,800,001, on 11-1-12, collateralized by $2,860,000 Federal Home Loan Bank Discount Notes, 0.010%
due 1-23-13 (valued at $2,858,570)	$2,800,000	2,800,000

Total investments (Cost $245,805,084)† 146.8%		$258,951,576

Other assets and liabilities, net (46.8%)		($82,548,461)

Total net assets 100.0%		$176,403,115

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

IO Interest-Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

PIK Paid In Kind

PO Principal-Only Security — (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.

REIT Real Estate Investment Trust

USGG U.S. Generic Government Yield Index

(a) Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

(b) Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.

(H) Non-income producing — Issuer is in default.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $95,890,209 or 54.4% of the Fund’s net assets as of 10-31-12.

(Z) All or a portion of this security is segregated as collateral pursuant to the Credit Facility Agreement. Total collateral value at 10-31-12 was $170,830,068.

† At 10-31-12, the aggregate cost of investment securities for federal income tax purposes was $246,305,986. Net unrealized appreciation aggregated $12,645,590, of which $21,202,774 related to appreciated investment securities and $8,557,184 related to depreciated investment securities.

The Fund had the following country concentration as a percentage of investments on 10-31-12:

United States	68.5%
Cayman Islands	4.1%
United Kingdom	3.3%
Mexico	3.1%
Netherlands	2.5%
Luxembourg	2.4%
Argentina	2.1%
Canada	1.7%
Brazil	1.5%
Colombia	1.4%
Other Countries	9.4%

See notes to financial statements	Annual report | Investors Trust	19

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $245,805,084)	$258,951,576
Cash	27,964
Cash segregated at custodian for swap contracts	820,000
Dividends and interest receivable	3,872,581
Other receivables and prepaid expenses	137,752

Total assets	263,809,873

Liabilities

Credit facility agreement payable	85,900,000
Payable for forward foreign currency exchange contracts	42,437
Swap contracts, at value	1,209,063
Interest payable	54,657
Payable to affiliates
Accounting and legal services fees	5,447
Trustees’ fees	15,000
Other liabilities and accrued expenses	180,154

Total liabilities	87,406,758

Net assets

Paid-in capital	$177,526,431
Undistributed net investment income	1,659,319
Accumulated net realized gain (loss) on investments, futures contracts,
swap agreements and foreign currency transactions	(14,677,620)
Net unrealized appreciation (depreciation) on investments, swap
agreements and translation of assets and liabilities in foreign currencies	11,894,985

Net assets	$176,403,115

Net asset value per share

Based on 8,631,305 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$20.44

20	Investors Trust | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$18,493,617
Dividends	240,103
Less foreign taxes withheld	(489)

Total investment income	18,733,231

Expenses

Investment management fees	1,351,611
Accounting and legal services fees	32,892
Transfer agent fees	93,404
Trustees’ fees	37,484
Printing and postage	70,249
Professional fees	108,215
Custodian fees	29,965
Interest expense	828,245
Stock exchange listing fees	23,935
Other	49,114

Total expenses	2,625,114

Net investment income	16,108,117

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(674,589)
Futures contracts	(34,774)
Swap contracts	(196,225)
Foreign currency transactions	45,337
(860,251)
Change in net unrealized appreciation (depreciation) of
Investments	12,909,562
Futures contracts	(11,720)
Swap contracts	(935,105)
Translation of assets and liabilities in foreign currencies	(42,444)
11,920,293
Net realized and unrealized gain	11,060,042

Increase in net assets from operations	$27,168,159

See notes to financial statements	Annual report | Investors Trust	21

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-12	10-31-11

Increase (decrease) in net assets

From operations
Net investment income	$16,108,117	$16,423,088
Net realized loss	(860,251)	(1,746,933)
Change in net unrealized appreciation (depreciation)	11,920,293	(5,813,791)

Increase in net assets resulting from operations	27,168,159	8,862,364

Distributions to shareholders
From net investment income	(16,630,465)	(16,821,934)

From Fund share transactions
Issued in shelf offering	443,812	—
Issued pursuant to Dividend Reinvestment Plan	1,211,695	1,224,095

Total from Fund share transactions	1,655,507	1,224,095

Total increase (decrease)	12,193,201	(6,735,475)

Net assets

Beginning of year	164,209,914	170,945,389

End of year	$176,403,115	$164,209,914

Undistributed net investment income	$1,659,319	$1,433,619

Share activity

Shares outstanding
Beginning of year	8,557,999	8,498,607
Issued in shelf offering	18,640	—
Issued pursuant to Dividend Reinvestment Plan	54,666	59,392

End of year	8,631,305	8,557,999

22	Investors Trust | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
10-31-12
Cash flows from operating activities

Net increase in net assets from operations	$27,168,159
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(140,157,382)
Long-term investments sold	140,556,968
Increase in short-term investments	(945,000)
Net amortization of premium (discount)	988,363
Increase in dividends and interest receivable	(39,669)
Decrease in payable for investments purchased	(3,500,487)
Decrease in receivable for investments sold	738,370
Increase in cash segregated at custodian for swap contracts	(820,000)
Decrease in cash collateral at broker for futures contracts	126,300
Increase in other receivables and prepaid expenses	(104,417)
Increase in unrealized depreciation of swap contracts	935,105
Decrease in payable for futures variation margin	(42,610)
Increase in unrealized depreciation for forward foreign currency exchange	42,437
Increase in payable to affiliates	1,850
Increase in interest payable	45,237
Increase in other liabilities and accrued expenses	82,541
Net change in unrealized (appreciation) depreciation on investments	(12,909,562)
Net realized (gain) loss on investments	674,589

Net cash provided by operating activities	$12,840,792

Cash flows from financing activities
Borrowings from credit facility agreement payable	$2,600,000
Repayment of credit facility agreement payable	(4,400,000)
Fund shares issued in shelf offering	443,812
Cash distributions to common shareholders net of reinvestments	(15,418,770)

Net cash used by financing activities	($16,774,958)

Net decrease in cash	($3,934,166)

Cash at beginning of period	$3,962,130

Cash at end of period	$27,964

Supplemental disclosure of cash flow information

Cash paid for interest	$783,008

Noncash financing activities not included herein consist of	1,211,695
reinvestment of distributions

See notes to financial statements	Annual report | Investors Trust	23

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08[1]	12-31-07

Per share operating performance

Net asset value, beginning of period	$19.19	$20.11	$18.03	$14.51	$19.21	$19.90
Net investment income[2]	1.88	1.93	2.15	1.70	1.49	1.89
Net realized and unrealized gain (loss)
on investments	1.30	(0.88)	2.00	3.51	(4.80)	(0.72)
Distributions to Auction Preferred
Shares (APS)	—	—	—	—	(0.19)	(0.55)
Total from investment operations	3.18	1.05	4.15	5.21	(3.50)	0.62
Less distributions to
common shareholders
From net investment income	(1.94)	(1.97)	(2.07)	(1.69)	(1.20)	(1.31)
Anti-dilutive impact of shelf offering	0.01	—	—	—	—	—
Net asset value, end of period	$20.44	$19.19	$20.11	$18.03	$14.51	$19.21
Per share market value, end of period	$22.24	$21.82	$21.13	$17.73	$13.46	$17.01
Total return at net asset value (%)[3]	16.14	4.90	23.81	39.26	(18.78)[4]	3.73
Total return at market value (%)[3]	11.13	13.52	32.29	47.62	(14.91)[4]	(4.00)

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$176	$164	$171	$152	$121	$160
Ratios (as a percentage of average
net assets):
Expenses	1.57	1.62	1.93	2.43	2.25[5]	1.16[6]
Net investment income	9.65	9.63	11.33	11.34	9.93[5]	9.55[7]
Portfolio turnover (%)	56	45	71	72	37	46

Senior securities

Total value of APS outstanding
(in millions)	—	—	—	—	—	$86
Involuntary liquidation preference per
unit (in thousands)	—	—	—	—	—	25
Average market value per unit
(in thousands)	—	—	—	—	—	25
Asset coverage per unit[8]	—	—	—	—	—[9]	$71,364
Total debt outstanding end of period
(in millions)	$86	$88	$80	$67	$58	—
Asset coverage per $1,000 of APS[10]	—	—	—	—	—	$2,856
Asset coverage per $1,000 of debt[11]	$3,054	$2,871	$3,136	$3,268	$3,090	—

24	Investors Trust | Annual report	See notes to financial statements

1 For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
4 Not annualized.
5 Annualized.
6 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of expenses would have been 0.76% for the year ended 12-31-07.
7 Ratios calculated on the basis of net investment income relative to the average net assets of common shares.
Without the exclusion of preferred shares, the ratios of net investment income would have been 6.26% for the year ended 12-31-07.
8 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
9 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party commercial bank in order to redeem the APS. The redemption of all APS was completed on 6-12-08.
10 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end.
11 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 7). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a consistent measure of leverage.

See notes to financial statements	Annual report | Investors Trust	25

Notes to financial statements

Note 1 — Organization

John Hancock Investors Trust (the Fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

During the year ended October 31, 2012, the Fund filed a registration statement with the Securities and Exchange Commission authorizing the Fund to issue an additional 1,000,000 common shares through an equity shelf offering program. Under this program, the Fund, subject to market conditions, may raise additional equity capital from time to time at a net price at or above the Fund’s net asset value per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or

26	Investors Trust | Annual report

trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
INVESTMENTS IN SECURITIES	VALUE AT 10-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$167,841,189	—	$166,717,230	$1,123,959
Convertible Bonds	1,984,770	—	1,984,770	—
Capital Preferred Securities	697,697	—	697,697	—
U.S. Government & Agency
Obligations	49,986,905	—	49,986,905	—
Foreign Government
Obligations	5,972,775	—	5,972,775	—
Term Loans	2,166,531	—	2,166,531	—
Collateralized Mortgage
Obligations	17,558,452	—	17,404,950	153,502
Asset Backed Securities	6,169,851	—	6,169,851	—
Common Stocks	1,480,254	$1,425,347	—	54,907
Preferred Securities	2,256,252	758,180	—	1,498,072
Escrow Certificates	36,900	—	36,900	—
Short-Term Investments	2,800,000	—	2,800,000	—

Total Investments in
Securities	$258,951,576	$2,183,527	$253,937,609	$2,830,440
Other Financial
Instruments
Forward foreign currency
contracts	($42,437)	—	($42,437)	—
Interest rate swaps	($1,209,063)	—	($1,209,063)	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

		COLLATERALIZED
	CORPORATE	MORTGAGE	ASSET BACKED	COMMON	PREFERRED
	BONDS	OBLIGATIONS	SECURITIES	STOCKS	SECURITIES	TOTAL

Balance as of 10-31-11	$580,943	$54,485	$148,750	$221,001	$1,392,673	$2,397,852
Realized gain (loss)	36,328	—	(16)	—	—	$36,312
Change in unrealized
appreciation (depreciation)	183,689	(1,098)	14,466	(166,094)	105,399	$136,362
Purchases	500,000	—	—	—	—	$500,000
Sales	(177,001)	—	(163,200)	—	—	($340,201)
Transfers into Level 3	—	100,115	—	—	—	$100,115
Transfers out of Level 3	—	—	—	—	—	—
Balance as of 10-31-12	$1,123,959	$153,502	—	$54,907	$1,498,072	$2,830,440
Change in unrealized at
period end*	$183,689	($1,098)	—	($166,094)	$105,399	$121,896

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

Annual report | Investors Trust	27

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives only principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

28	Investors Trust | Annual report

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the Fund has a capital loss carryforward of $14,252,982 available to offset future net realized capital gains as of October 31, 2012. The following table details the capital loss carryforward available as of October 31, 2012:

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31						NO EXPIRATION DATE
2013	2014	2015	2016	2017	2019	SHORT-TERM	LONG-TERM

$2,727,289	$2,605,424	$1,304,634	$912,660	$2,675,603	$2,044,097	$330,713	$1,652,562

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2012 and October 31, 2011 was as follows:

	OCTOBER 31, 2012	OCTOBER 31, 2011

Ordinary Income	$16,630,465	$16,821,934

As of October 31, 2012, the components of distributable earnings on a tax basis consisted of $1,627,240 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, defaulted bonds, tender fees, derivative transactions and amortization and accretion on debt securities.

Annual report | Investors Trust	29

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the Fund’s Statement of assets and liabilities and represents the cash on hand at its custodian and does not include any short-term investments or cash segregated at custodian for swap contracts.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Fund is held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of October 31, 2012, $820,000 was posted by the Fund for the benefit of counterparties.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable/ payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

30	Investors Trust | Annual report

During the year ended October 31, 2012, the Fund used futures contracts to manage duration of the portfolio. During the year ended October 31, 2012, the Fund held futures contracts with aggregate settlement values ranging up to $11.3 million, as measured at each quarter end. There were no open futures contracts as of October 31, 2012.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2012, the Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended October 31, 2012, the Fund held forward foreign currency contracts with USD notional values ranging up to $2.1 million as measured at each quarter end. The following table summarizes the contracts held at October 31, 2012.

	PRINCIPAL AMOUNT	PRINCIPAL AMOUNT			UNREALIZED
	COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Buys
EUR	808,934	$1,060,189	State Street Bank	11-20-12	($11,525)
			and Trust Company

Sells
EUR	808,934	$1,017,753	State Street Bank	11-20-12	($30,912)
			and Trust Company

Currency Abbreviations
EUR Euro

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Annual report | Investors Trust	31

During the year ended October 31, 2012, the Fund used interest rate swaps in anticipation of rising interest rates. During the year ended October 31, 2012, the Fund held interest rate swaps with total USD notional amounts ranging from $22.0 million to $44.0 million, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of October 31, 2012.

	USD	PAYMENTS	PAYMENTS
	NOTIONAL	MADE	RECEIVED	MATURITY	MARKET
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	VALUE

Morgan Stanley	$22,000,000	Fixed	3 Month	Aug 2016	($756,753)
Capital Services		1.442500%	LIBOR (a)

Morgan Stanley	22,000,000	Fixed	3 Month	May 2017	(452,310)
Capital Services		1.093750%	LIBOR (a)

Total	$44,000,000				($1,209,063)

(a) At 10-31-12, the 3-month LIBOR rate was 0.31275%.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2012 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	AND LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Swap contracts	Interest rate	—	($1,209,063)
	at value	swaps

Foreign exchange	Payable for forward	Forward foreign	—	($42,437)
contracts	foreign currency	currency
	exchange contracts	contracts

Total			—	($1,251,500)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

	STATEMENT OF		FOREIGN
	OPERATIONS	FUTURES	CURRENCY	SWAP
RISK	LOCATION	CONTRACTS	TRANSACTIONS*	CONTRACTS	TOTAL

Interest rate	Net realized	($34,774)	—	($196,225)	($230,999)
contracts	gain (loss)

Foreign	Net realized	—	$19,972	—	$19,972
exchange	gain (loss)
contracts

Total		($34,774)	$19,972	($196,225)	($211,027)

* Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

32	Investors Trust | Annual report

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

	STATEMENT OF		FOREIGN
	OPERATIONS	FUTURES	CURRENCY	SWAP
RISK	LOCATION	CONTRACTS	TRANSACTIONS*	CONTRACTS	TOTAL

Interest rate	Change in	($11,720)	—	($935,105)	($946,825)
contracts	unrealized
	appreciation
	(depreciation)

Foreign	Change in	—	($42,437)	—	($42,437)
exchange	unrealized
contracts	appreciation
	(depreciation)

Total		($11,720)	($42,437)	($935,105)	($989,262)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment advisory agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund’s average daily net assets and the value attributed to the Credit Facility Agreement (see Note 7) (collectively, managed assets), (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund’s average daily managed assets in excess of $300,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2012, were equivalent to a net effective rate of 0.53% of the Fund’s average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily managed assets.

Annual report | Investors Trust	33

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The John Hancock Group of Funds Deferred Compensation Plan (the Plan) was in effect on October 31, 2012 but since then has been terminated. Under the Plan, deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Leverage risk

The Fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the CFA and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit Facility Agreement

Effective August 15, 2012, the Fund has entered into a CFA with Credit Suisse Securities (USA) LLC (CSSU), pursuant to which the Fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the Fund’s borrowings under the CFA will not exceed 33 1/3% of the Fund’s managed assets (net assets plus borrowings) at the time of any borrowing.

The Fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the Fund’s custodian. The amount of assets required to be pledged by the Fund is determined in accordance with the CFA. The Fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of three month LIBOR plus 0.41% and is payable monthly. As of October 31, 2012, the Fund had borrowings of $85,900,000 at an interest rate of 0.72%, which are reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the period from August 15, 2012 to October 31, 2012, the average borrowings under the CFA and the effective average interest rate were $84,925,641 and 0.80%, respectively.

34	Investors Trust | Annual report

The Fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or termination event, CSSU is generally required to provide the Fund with 270 calendar days’ notice before terminating or amending the facility.

Prior to August 15, 2012, the Fund borrowed money pursuant to a CFA with a subsidiary of BNP Paribas (BNP). Interest charged was at the rate of one month LIBOR plus 0.70% payable monthly. The Fund also paid a commitment fee of 0.60% per annum on the unused portion of the facility. The commitment fee for the period ended August 14, 2012 amounted to $16,280 and is included in the interest expense in the Statement of operations. During the period ended August 14, 2012, the average borrowings under the CFA with BNP and the effective average interest rate were $87,608,333 and 0.99%, respectively.

Note 8 — Fund share transactions

During the year ended October 31, 2012, the Fund issued 18,640 common shares receiving offering proceeds, net of offering costs, of $443,812. Costs incurred by the Fund in connection with the shelf offering of $115,880 have been recorded as a deferred charge.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, aggregated $122,813,770 and $122,695,141, respectively, for the year ended October 31, 2012. Purchases and sales of U.S. Treasury obligations aggregated $17,343,612 and $17,861,827, respectively, for the year ended October 31, 2012.

Annual report | Investors Trust	35

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Investors Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investors Trust (the “Fund”) at October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2012

36	Investors Trust | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As a result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

Annual report | Investors Trust	37

Additional information

Unaudited

Investment objective and policy

The Fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the NYSE. The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through private placements. The Fund may also invest in repurchase agreements.

Dividends and distributions

During the year ended October 31, 2012, dividends from net investment income totaling $1.9385 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

INCOME
PAYMENT	DIVIDEND

December 30, 2011	$0.5002
March 30, 2012	0.4995
June 29, 2012	0.4644
September 28, 2012	0.4744
$1.9385

Dividend reinvestment plan

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (formerly known as The Bank of New York Mellon) (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

38	Investors Trust | Annual report

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries) and 1-201-680-6610 (For the Hearing Impaired (TDD)).

Annual report | Investors Trust	39

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare Trust Company, N.A.
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310–1900
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

The Fund held its Annual Meeting of Shareholders on November 9, 2012. The following proposal was considered by the shareholders:

Proposal: Election of thirteen (13) Nominees to serve until their respective successors have been duly elected and qualified. Each nominee was elected by the Fund’s shareholders and the votes cast with respect to each Trustee are set forth below.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	7,041,669	144,095
Peter S. Burgess	7,016,960	168,804
William H. Cunningham	7,058,321	127,443
Grace K. Fey	7,045,116	140,648
Theron S. Hoffman	7,057,434	128,330
Deborah C. Jackson	7,047,193	138,571
Hassell H. McClellan	7,057,719	128,045
James M. Oates	7,054,385	131,379
Steven R. Pruchansky	7,050,390	135,374
Gregory A. Russo	7,031,970	153,794
Non-Independent Trustees
James R. Boyle	7,052,454	133,310
Craig Bromley	7,036,958	148,806
Warren A. Thomson	7,043,043	142,721

40	Investors Trust | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Investors Trust (the Fund) met in-person on May 6–8 and June 3–5, 2012 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, 2012, Investment Performance Committee A was a standing committee of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (Lipper), on Fund fees and expenses, the investment performance of the Fund and other matters including the prices at which Fund shares have traded. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and

Annual report | Investors Trust	41

other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; and (d) a summary of aggregate amounts paid by the Fund to the Adviser.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreement, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

42	Investors Trust | Annual report

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the potentially higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value (NAV) and market value (Market)) over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Investors Trust (NAV)	3.72%	24.08%	8.76%	7.60%
General Bond Category Average (NAV)	6.58%	17.83%	6.06%	9.58%
Barclay US Gvt/Cr TR Index	8.74%	6.60%	6.55%	5.85%
Investors Trust (Market)	22.36%	32.49%	13.62%	10.55%
General Bond Category Average (Market)	12.75%	25.54%	6.89%	9.66%

The Board noted that the Fund’s NAV performance compared favorably to the Category’s average NAV performance and the benchmark index’s performance over all periods shown, except for the one-year period over which the Fund underperformed its Category’s average NAV performance and its benchmark index’s performance. The Board was advised that the Fund’s recent underperformance versus the benchmark index related to the differing amounts of U.S. Treasury securities between the two.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar

Annual report | Investors Trust	43

investment mandates, including other registered investment companies, institutional investors and separate accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking any fee limitation arrangement by the Adviser into account (Net Expense Ratio). The Gross Expense Ratio and Net Expense Ratio are based on common and leveraged assets and include interest expense relating to leverage. The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

The Board noted that the Fund’s advisory fee ratio was nine basis points below the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios derived from the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND	EXPENSE GROUP MEDIAN

Advisory Fee	0.53%	0.62%
Gross Expense Ratio	1.09%	1.09%
Net Expense Ratio	1.09%	1.09%

The Board was aware that the Expense Group includes funds with varying amounts of leverage and funds that use borrowing and preferred stocks as leverage; that the Expense Group comparison shows advisory fees and expense ratios as percentages of assets attributable to total managed assets; and that the Fund’s fees and expenses may be higher than funds in the Expense Group with lower levels of leverage or funds that leverage with preferred stocks. The Board also reviewed comparative information which illustrated the expenses of the Fund and the Expense Group for the cost of leverage or interest expense and the Fund compared favorably to peers in this analysis.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board considered limited profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered basic assumptions and methodology for allocating expenses in the Subadviser’s profitability information.

44	Investors Trust | Annual report

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase but recognized that there is limited ability to grow assets for a closed-end fund. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreement each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

Annual report | Investors Trust	45

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	240

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairman of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III
(2005–2006); Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable
Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	240

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust (since
1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	240

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	240

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	240

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

46	Investors Trust | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	240

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	240

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	240

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2005).

Steven R. Pruchansky, Born: 1944	2005	240

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (2011–2012),
John Hancock retail funds; Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2012).

Gregory A. Russo, Born: 1949	2008	240

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Annual report | Investors Trust	47

Non-Independent Trustees4

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	240

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	240

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	240

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

48	Investors Trust | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust (since 2010 and 2007–2009, including prior positions); Treasurer, John Hancock Fund II
(since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | Investors Trust	49

More information

Trustees	Officers	Investment adviser
James M. Oates	Hugh McHaffie	John Hancock Advisers, LLC
Chairman	President
Charles L. Bardelis*		Subadviser
James R. Boyle†	Andrew G. Arnott	John Hancock Asset Management
Craig Bromley†	Executive Vice President	a division of Manulife Asset
Peter S. Burgess*		Management (US) LLC
William H. Cunningham	Thomas M. Kinzler
Grace K. Fey	Secretary and Chief Legal Officer	Custodian
Theron S. Hoffman*		State Street Bank and
Deborah C. Jackson	Francis V. Knox, Jr.	Trust Company
Hassell H. McClellan	Chief Compliance Officer
Steven R. Pruchansky		Transfer agent
Vice Chairman	Charles A. Rizzo	Computershare Shareowner
Gregory A. Russo	Chief Financial Officer	Services, LLC
Warren A. Thomson†
	Salvatore Schiavone	Legal counsel
*Member of the	Treasurer	K&L Gates LLP
Audit Committee
†Non-Independent Trustee		Independent registered
public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: JHI

For shareholder assistance refer to page 40

You can also contact us:
1-800-852-0218	Regular mail:
jhfunds.com	Computershare Shareowner Services, LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310-1900

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

50	Investors Trust | Annual report

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P500A 10/12
12/12

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2012, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Pater S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $48,115 for the fiscal year ended October 31, 2012 and $43,714 for the fiscal year ended October 31, 2011. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $0 for the fiscal year ended October 31, 2012 and $15,000 for the fiscal year ended October 31, 2011 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").The nature of the services comprising the audit-related services was related to the performance of agreed upon procedures relating to the registrant’s committed facility agreement.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,200 for the fiscal year ended October 31, 2012 and $3,107 for the fiscal year ended October 31, 2011. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $419 for the fiscal year ended October 31, 2012 and $73 for the fiscal year ended October 31, 2011 billed to control affiliates for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2012, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $3,659,553 for the fiscal year ended October 31, 2012 and $1,674,958 for the fiscal year ended October 31, 2011.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of November 1, 2012.

Barry H. Evans, CFA
President, Chief Fixed Income Officer and Chief Operating Officer, John Hancock Asset
Management since 2005
Began business career in 1986
Joined fund team in 2002

Jeffrey N. Given, CFA
Vice President, John Hancock Asset Management since 2005
Began business career in 1993
Joined fund team in 1999

John F. Iles
Vice President, John Hancock Asset Management since 2005
Began business career in 1984
Joined Fund team in 2005

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2012. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
NAME	MANAGER

Barry H. Evans, CFA	Other Investment Companies: Nine (9) funds with
assets of approximately $15.4 billion.

Other Pooled Investment Vehicles: Twenty-two (22)
accounts with assets of approximately $362.1 million

Other Accounts: None

Jeffrey N. Given, CFA	Other Investment Companies: Sixteen (16) funds with
assets of approximately $19.7 billion.

Other Pooled Investment Vehicles: Three (3) accounts
with assets of approximately $241.5 million.

Other Accounts: Eleven (11) accounts with assets of
approximately $2.9 billion.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
NAME	MANAGER

John F. Iles	Other Investment Companies: Six (6) funds with
assets of approximately $8.3 billion.

Other Pooled Investment Vehicles: Thirteen (13)
accounts with assets of approximately $4.3 billion.

Other Accounts: Four (4) accounts with assets of
approximately $775.8 million.

With respect to accounts managed by Mr. Iles, the Subadviser receives a performance-based fee with respect to one Other Account with total assets of approximately $268 million. With respect to accounts managed by Mr. Given, the Subadviser receives a performance-based fee with respect to one Other Account with total assets of approximately $58 million.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Subadviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

● A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

● A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

● A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. The Subadviser receives a performance-based fee with respect to certain of the other accounts managed by the portfolio managers of the Fund described above.

● A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

● If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Compensation of Portfolio Managers. The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, investment professionals are compensated with a combination of base salary and performance bonuses (e.g., cash and deferral awards). The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.

● Base salaries. Base salaries are market-based and fixed. Salary ranges are reviewed and adjusted annually. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical and experiential skills.

● Performance Bonuses. Performance bonuses take the form of cash and deferred incentives.

■ Short-Term Cash Incentives. Short-term incentives take the form of annual cash awards. Individual targets are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These include:

— Investment Performance. The majority of the bonus considered under the plan is based on investment performance of accounts managed by the investment professional over one, three and five year periods (to the extent applicable). The pre-tax performance of each account is measured relative to an appropriate benchmark or universe as identified in the table below.

— Financial Performance of the Subadviser. The financial performance of the Subadviser and its parent corporation are also considered in determining bonus awards.

— Non-Investment Performance. The more intangible contributions of an investment professional to the Subadviser’s business, including new strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

■ Long-Term Incentives. All investment professionals are eligible for participation in a deferred incentive plan. 100% of the eligible awards are invested in the strategies that the team manages as well as other strategies managed by other teams at the Subadviser. The Subadviser believes that owning units in the same strategies a team manages aligns the performance goals of both client and manager giving the team added incentive to act in the best interest of the Company’s clients.

As an added incentive, certain investment professionals (considered officers of Manulife Financial) would receive a portion of their award in Manulife Restricted Share Units (“RSUs”) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.

Fund	Benchmark

Investors Trust	Barclays Capital U.S. Aggregate Bond Index

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2012 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Portfolio Manager	Ownership

Barry H. Evans, CFA	$10,001-$50,000

Jeffrey N. Given, CFA	$1-$10,000

John F. Iles	$1-$10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 20, 2012